Exhibit 99.2

Supplemental Financial Information November 1, 2016

Supplemental Financial Information For the quarter ended September 30, 2016 November 1, 2016

Supplemental Financial Information November 1, 2016

Supplemental Financial Information November 1, 2016

Supplemental Financial Information November 1, 2016

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information November 1, 2016

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of November 1, 2016, has interests in 28 hotels held for investment comprised of 13,666 rooms. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt and Fairmont.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced strategy focused on long-term value creation.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information November 1, 2016

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 1, 2016, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information November 1, 2016

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information November 1, 2016

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Marriott Resort & Spa. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Ground rent adjustments: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions classified as a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Noncontrolling interests: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by preferred investors in an entity that owned the Doubletree Guest Suites Times Square, including related administrative fees,  prior to the hotel’s sale in December 2015.

•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: executive severance costs; lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

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Supplemental Financial Information November 1, 2016

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  13 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  14 of this supplemental package.

Our 27 comparable hotel portfolio is comprised of our total portfolio with the exception of the Wailea Beach Marriott Resort & Spa due to its extensive repositioning disruption during the fourth quarter of 2015 as well as all of 2016. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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Supplemental Financial Information November 1, 2016

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 1, 2016

Condensed Consolidated Balance Sheets
Q3 2016 – Q3 2015

(In thousands)	September 30, 2016 (1)	June 30, 2016 (2)	March 31, 2016 (3)	December 31, 2015 (4)	September 30, 2015 (5)
Assets
Investment in hotel properties:
Land	$542,660	$542,660	$542,660	$542,660	$570,011
Buildings & improvements	3,168,291	3,118,115	3,130,034	3,109,562	3,300,555
Furniture, fixtures, & equipment	510,347	492,275	491,464	480,832	486,333
Other	164,893	190,358	168,171	144,305	227,660
	4,386,191	4,343,408	4,332,329	4,277,359	4,584,559
Less accumulated depreciation & amortization	(1,151,377)	(1,111,739)	(1,088,354)	(1,048,349)	(1,061,269)
	3,234,814	3,231,669	3,243,975	3,229,010	3,523,290

Other assets, net (6)	11,684	12,300	12,388	14,696	13,450

Current assets:
Cash and cash equivalents	367,117	354,682	396,669	499,067	176,190
Restricted cash	67,248	62,335	68,313	76,180	91,541
Other current assets, net	58,598	56,154	60,445	44,298	61,058
Total assets	$3,739,461	$3,717,140	$3,781,790	$3,863,251	$3,865,529

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 1, 2016

Condensed Consolidated Balance Sheets
Q3 2016 – Q3 2015 (cont.)

(In thousands)	September 30, 2016 (1)	June 30, 2016 (2)	March 31, 2016 (3)	December 31, 2015 (4)	September 30, 2015 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net (6)	$251,276	$251,719	$149,021	$85,776	$205,216
Other current liabilities	117,911	114,258	117,442	365,217	126,967
Total current liabilities	369,187	365,977	266,463	450,993	332,183

Notes payable, less current portion, net (6)	748,767	751,096	929,390	1,010,819	1,101,693
Capital lease obligations, less current portion	15,574	15,575	15,575	15,575	15,575
Other liabilities	42,677	44,945	41,052	34,744	35,258
Total liabilities	1,176,205	1,177,593	1,252,480	1,512,131	1,484,709

Equity
Stockholders' equity:
8.0% Series D cumulative redeemable preferred stock	—	—	115,000	115,000	115,000

6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	—	—

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	—	—	—

Common stock, $0.01 par value, 500,000,000 shares authorized	2,165	2,166	2,165	2,076	2,076

Additional paid in capital (7)	2,540,782	2,539,278	2,535,141	2,458,889	2,457,566
Retained earnings (7)	753,725	716,351	652,270	652,704	416,804
Cumulative dividends and distributions	(973,105)	(959,072)	(941,460)	(927,868)	(662,744)
Total stockholders' equity	2,513,567	2,488,723	2,478,116	2,300,801	2,328,702
Noncontrolling interests in consolidated joint ventures	49,689	50,824	51,194	50,319	52,118
Total equity	2,563,256	2,539,547	2,529,310	2,351,120	2,380,820
Total liabilities and equity	$3,739,461	$3,717,140	$3,781,790	$3,863,251	$3,865,529

(1)	As presented on Form 10-Q to be filed in November 2016.
(2)	As presented on Form 10-Q filed August 8, 2016.
(3)	As presented on Form 10-Q filed May 2, 2016.
(4)	As presented on Form 10-K filed February 23, 2016.
(5)	As presented on Form 10-Q filed November 3, 2015.
(6)	Reflects the adoption of Accounting Standards Update No. 2015-03.
(7)	Reflects the adoption of Accounting Standards Update No. 2016-09.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 1, 2016

Consolidated Statements of Operations
Q3 and YTD 2016/2015

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2016	2015	2016	2015
Revenues
Room	$217,672	$233,787	$629,145	$666,756
Food and beverage	68,899	68,371	221,431	219,820
Other operating	16,733	22,437	49,180	61,671
Total revenues	303,304	324,595	899,756	948,247
Operating expenses
Room	54,624	58,332	160,185	169,742
Food and beverage	49,174	50,381	154,042	153,412
Other operating	4,328	5,605	12,516	16,073
Advertising and promotion	15,015	15,325	45,285	46,252
Repairs and maintenance	10,876	11,859	33,139	34,798
Utilities	8,252	9,374	23,114	26,736
Franchise costs	9,408	10,591	27,402	30,009
Property tax, ground lease and insurance	20,944	25,649	61,941	72,413
Property general and administrative	35,003	37,828	107,698	109,384
Corporate overhead	6,392	6,046	19,918	27,222
Depreciation and amortization	40,442	41,331	121,169	122,911
Total operating expenses	254,458	272,321	766,409	808,952
Operating income	48,846	52,274	133,347	139,295
Interest and other income	283	576	1,127	3,350
Interest expense	(11,136)	(16,405)	(47,018)	(51,020)
Loss on extinguishment of debt	—	—	(259)	(2)
Gain on sale of assets	—	11,682	18,223	11,682
Income before income taxes and discontinued operations	37,993	48,127	105,420	103,305
Income tax benefit (provision)	1,434	(938)	959	(1,256)
Income from continuing operations	39,427	47,189	106,379	102,049
Income from discontinued operations, net of tax	—	15,895	—	15,895
Net income	39,427	63,084	106,379	117,944
Income from consolidated joint ventures attributable to noncontrolling interests	(2,053)	(1,982)	(5,358)	(6,643)
Preferred stock dividends and redemption charge	(3,207)	(2,300)	(12,756)	(6,900)
Income attributable to common stockholders	$34,167	$58,802	$88,265	$104,401

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.16	$0.20	$0.41	$0.42
Income from discontinued operations, net of tax	—	0.08	—	0.08
Basic and diluted income attributable to common stockholders per common share	$0.16	$0.28	$0.41	$0.50

Basic and diluted weighted average common shares outstanding	215,413	207,604	214,565	207,264

Distributions declared per common share	$0.05	$0.05	$0.15	$0.15

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information November 1, 2016

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 and YTD 2016/2015

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2016	2015	2016	2015
Net income	$39,427	$63,084	$106,379	$117,944
Operations held for investment:
Depreciation and amortization	40,442	41,331	121,169	122,911
Amortization of lease intangibles	62	1,027	189	3,084
Interest expense	11,136	16,405	47,018	51,020
Income tax (benefit) provision	(1,434)	938	(959)	1,256
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,053)	(1,982)	(5,358)	(6,643)
Depreciation and amortization	(872)	(865)	(2,607)	(2,566)
Interest expense	(424)	(386)	(1,251)	(1,149)
Discontinued operations:
Income tax provision	—	105	—	105
EBITDA	86,284	119,657	264,580	285,962

Operations held for investment:
Amortization of deferred stock compensation	1,539	824	5,616	5,505
Amortization of favorable and unfavorable contracts, net	327	43	342	(136)
Noncash straight-line lease expense	465	496	1,413	1,491
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,053)	(1,053)
Loss (gain) on sale of assets, net	8	(11,707)	(18,226)	(11,708)
Severance costs associated with sale of BuyEfficient	—	1,636	—	1,636
Loss on extinguishment of debt	—	—	259	2
Gain on redemption of note receivable	—	—	—	(939)
Prior year property tax adjustments, net	(239)	(765)	(4,279)	(865)
Property-level restructuring, severance and management transition costs	18	474	1,578	1,157
Lease termination costs	—	—	1,000	300
Costs associated with CEO severance	—	—	—	5,257
Noncontrolling interests:
Noncash straight-line lease expense	(113)	(113)	(338)	(338)
Discontinued operations:
Gain on sale of assets	—	(16,000)	—	(16,000)
	1,654	(25,463)	(13,688)	(15,691)
Adjusted EBITDA	$87,938	$94,194	$250,892	$270,271

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information November 1, 2016

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q3 and YTD 2016/2015

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2016	2015	2016	2015
Net income	$39,427	$63,084	$106,379	$117,944
Preferred stock dividends and redemption charge	(3,207)	(2,300)	(12,756)	(6,900)
Operations held for investment:
Real estate depreciation and amortization	40,296	40,921	120,715	121,708
Amortization of lease intangibles	62	1,027	189	3,084
Loss (gain) on sale of assets, net	8	(11,707)	(18,226)	(11,708)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,053)	(1,982)	(5,358)	(6,643)
Real estate depreciation and amortization	(872)	(865)	(2,607)	(2,566)
Discontinued operations:
Gain on sale of assets	—	(16,000)	—	(16,000)
FFO attributable to common stockholders	73,661	72,178	188,336	198,919

Operations held for investment:
Write-off of deferred financing fees	—	—	—	455
Amortization of favorable and unfavorable contracts, net	327	43	342	(136)
Noncash straight-line lease expense	465	496	1,413	1,491
Noncash interest related to (gain) loss on derivatives, net	(1,374)	2	7,810	12
Loss on extinguishment of debt	—	—	259	2
Gain on redemption of note receivable	—	—	—	(939)
Prior year property tax adjustments, net	(239)	(765)	(4,279)	(865)
Property-level restructuring, severance and management transition costs	18	474	1,578	1,157
Lease termination costs	—	—	1,000	300
Income tax benefit related to reversal of uncertain tax liabilities	(1,596)	—	(1,596)	—
Preferred stock redemption charge	—	—	4,052	—
Costs associated with CEO severance	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	—	—	—	1,623
Severance costs associated with sale of BuyEfficient	—	1,636	—	1,636
Income tax provision related to gain on sale of BuyEfficient	—	720	—	720
Noncontrolling interests:
Noncash straight-line lease expense	(113)	(113)	(338)	(338)
Noncash interest related to loss on derivative	—	(1)	—	(3)
Discontinued operations:
Income tax provision	—	105	—	105
	(2,512)	2,597	10,241	10,477
Adjusted FFO attributable to common stockholders	$71,149	$74,775	$198,577	$209,396
FFO attributable to common stockholders per diluted share	$0.34	$0.35	$0.88	$0.96
Adjusted FFO attributable to common stockholders per diluted share	$0.33	$0.36	$0.92	$1.01

Basic weighted average shares outstanding	215,413	207,604	214,565	207,264
Shares associated with unvested restricted stock awards	288	218	165	265
Diluted weighted average shares outstanding	215,701	207,822	214,730	207,529

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information November 1, 2016

Pro Forma Consolidated Statements of Operations
Q3 2016 – Q4 2015,  FY 2015

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2016	2016	2016	2015	2015
Revenues
Room	$217,672	$223,199	$184,926	$191,893	$811,166
Food and beverage	68,899	80,796	70,302	72,041	285,570
Other operating	16,733	16,674	15,709	17,847	68,330
Total revenues	303,304	320,669	270,937	281,781	1,165,066

Operating Expenses
Room	54,624	54,301	50,523	50,143	206,353
Food and beverage	49,174	52,663	51,404	49,777	197,552
Other expenses	103,826	103,238	102,127	98,237	402,421
Corporate overhead	6,392	6,809	6,717	6,117	33,339
Depreciation and amortization	40,442	40,549	39,650	40,324	156,488
Total operating expenses	254,458	257,560	250,421	244,598	996,153

Operating Income	48,846	63,109	20,516	37,183	168,913

Interest and other income	283	355	489	535	2,327
Interest expense	(11,136)	(15,872)	(20,010)	(14,043)	(59,966)
Loss on extinguishment of debt	—	(154)	(105)	(26)	(28)
Income before income taxes	37,993	47,438	890	23,649	111,246
Income tax benefit (provision)	1,434	(238)	(237)	(178)	(714)
Income from continuing operations	$39,427	$47,200	$653	$23,471	$110,532
Adjusted EBITDA (2)	$87,938	$100,670	$60,880	$74,953	$324,741

(1)

Includes the Company's ownership results for the 28 hotel portfolio held for investment by the Company as of September 30, 2016. Excludes the Company's ownership results for the Sheraton Cerritos, the Doubletree Guest Suites Times Square and BuyEfficient due to their sales in May 2016, December 2015 and September 2015, respectively.

(2)

The Adjusted EBITDA reconciliation for Q3 2016 can be found on page 13 of this supplemental package. The Adjusted EBITDA reconciliations for Q2 2016, Q1 2016, Q4 2015, and full year 2015 can be found in the supplemental package furnished on Form 8-K to the SEC on August 8, 2016.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 1, 2016

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information November 1, 2016

Earnings Guidance for Q4 and FY 2016

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs,  prior year property tax assessments or credits, debt repurchases/repayments, perpetual preferred redemptions or unannounced financings during 2016.

For the fourth quarter of 2016, the Company expects:

Metric	Quarter Ended December 31, 2016 Guidance (1)
Net Income ($ millions)	$16 to $20
Total Portfolio Hotel RevPAR Growth	- 2.0% to 0.0%
Comparable Hotel RevPAR Growth (2)	- 2.5% to - 0.5%
Adjusted EBITDA ($ millions)	$69 to $73
Adjusted FFO Attributable to Common Stockholders ($ millions)	$52 to $56
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.24 to $0.26
Diluted Weighted Average Shares Outstanding	215,800,000

For the full year of 2016, the Company expects:

Metric	Prior Full Year 2016 Guidance (3)	Current Full Year 2016 Guidance (1)	Change in Full Year 2016 Guidance Midpoint
Net Income ($ millions)	$119 to $133	$123 to $127	- $1
Total Portfolio Hotel RevPAR Growth	0.0% to + 2.0%	- 0.5% to + 0.5%	- 1.0%
Comparable Hotel RevPAR Growth (2)	+ 0.5% to + 2.5%	+ 0.5% to + 1.5%	- 0.5%
Adjusted EBITDA ($ millions)	$318 to $332	$320 to $324	- $3
Adjusted FFO Attributable to Common Stockholders ($ millions)	$249 to $262	$250 to $254	- $4
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.16 to $1.22	$1.16 to $1.18	- $0.02
Diluted Weighted Average Shares Outstanding	215,000,000	215,000,000	̶

(1)	See page 19 for a detailed reconciliation.
(2)	Comparable Hotel RevPAR Growth excludes the Wailea Beach Marriott Resort & Spa due to the hotel’s repositioning during 2016.
(3)	Represents guidance presented on August 8, 2016.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information November 1, 2016

Earnings Guidance for Q4 and FY 2016

Fourth quarter and full year 2016 guidance are based in part on the following assumptions:

•

Full year revenue displacement of $11.0 million to $13.0 million, related to the repositioning at the Wailea Beach Marriott Resort & Spa, which is expected to negatively impact full year Total Portfolio Hotel RevPAR by 75 to 100 basis points.

•	Guarantee payment of $5.0 million related to the Wailea Beach Marriott Resort & Spa recorded in the fourth quarter.
•

Full year Comparable Hotel Adjusted EBITDA Margin reduction of approximately 75 to 25 basis points, which excludes the Wailea Beach Marriott Resort & Spa and any guarantee payments, but does reflect the impact related to the end of the ground rent abatement at the Hilton San Diego Bayfront.

•	Full year consolidated EBITDA includes approximately $6.0 million of expense related to the end of the ground rent abatement at the Hilton San Diego Bayfront.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to acquisition closing costs) of approximately $19.0 million to $20.0 million.
•	Full year amortization of deferred stock compensation expense of approximately $7.1 million.
•

Full year interest expense of approximately $59.7 million to $59.8 million, including approximately $2.2 million in amortization of deferred financing fees and $7.8 million of noncash interest related to loss on derivatives, and excluding approximately $1.5 million of capital lease obligation interest.

•

Full year expense of approximately $2.6 million in one-time costs related to property-level restructuring, severance, management transition and lease termination costs, the majority of which occurred during the first and second quarters.  These expenses have been excluded from both Adjusted EBITDA and Adjusted FFO attributable to common stockholders.

•

Full year total preferred dividends of $11.9 million, which includes the Series D, Series E and Series F cumulative redeemable preferred stock, but excludes the $4.1 million redemption charge on the Series D.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information November 1, 2016

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q4 and FY 2016

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2016		December 31, 2016
(In thousands, except per share data)	Low	High	Low	High

Net income	$16,300	$20,300	$122,700	$126,700
Depreciation and amortization	40,800	40,900	162,000	162,100
Amortization of lease intangibles	100	100	300	300
Interest expense	12,700	12,800	59,700	59,800
Income tax provision (benefit)	200	200	(800)	(800)
Noncontrolling interest	(2,700)	(2,900)	(12,200)	(12,400)
Amortization of deferred stock compensation	1,500	1,500	7,100	7,100
Noncash straight-line lease expense	500	500	2,300	2,300
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,500)	(1,500)
Gain on sale of assets, net	—	—	(18,200)	(18,200)
Loss on extinguishment of debt	—	—	300	300
Prior year property tax adjustments, net	—	—	(4,300)	(4,300)
Property-level restructuring, severance, management transition and lease termination costs	—	—	2,600	2,600
Adjusted EBITDA	$69,000	$73,000	$320,000	$324,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$16,300	$20,300	$122,700	$126,700
Preferred stock dividends	(3,200)	(3,200)	(11,900)	(11,900)
Real estate depreciation and amortization	40,500	40,700	161,200	161,400
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,300)	(2,500)	(10,800)	(11,000)
Noncash straight-line lease expense	500	500	2,300	2,300
Noncash interest related to loss on derivatives, net	—	—	7,800	7,800
Gain on sale of assets, net	—	—	(18,200)	(18,200)
Loss on extinguishment of debt	—	—	300	300
Prior year property tax adjustments, net	—	—	(4,300)	(4,300)
Property-level restructuring, severance, management transition and lease termination costs	—	—	2,600	2,600
Income tax benefit related to reversal of uncertain tax liabilities	—	—	(1,600)	(1,600)
Adjusted FFO attributable to common stockholders	$51,900	$55,900	$250,400	$254,400

Adjusted FFO attributable to common stockholders per diluted share	$0.24	$0.26	$1.16	$1.18

Diluted weighted average shares outstanding	215,800	215,800	215,000	215,000

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information November 1, 2016

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information November 1, 2016

Comparative Capitalization
Q3 2016 –  Q3 2015

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2016	2016	2016	2015	2015

Common Share Price & Dividends
At the end of the quarter	$12.79	$12.07	$14.00	$12.49	$13.23
High during quarter ended	$13.89	$13.85	$14.00	$14.99	$15.97
Low during quarter ended	$12.03	$11.37	$10.13	$12.49	$12.96
Common dividends per share (1)	$0.05	$0.05	$0.05	$1.26	$0.05

Common Shares & Units
Common shares outstanding	216,509	216,576	216,517	208,591	208,591
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	216,509	216,576	216,517	208,591	208,591

Capitalization
Market value of common equity	$2,769,151	$2,614,067	$3,031,238	$2,605,298	$2,759,655
Liquidation value of preferred equity - Series D (2)	—	—	115,000	115,000	115,000
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	—	—
Liquidation value of preferred equity - Series F	75,000	75,000	—	—	—
Consolidated debt (3) (4)	1,004,975	1,008,034	1,083,922	1,087,265	1,311,996
Consolidated total capitalization	3,964,126	3,812,101	4,345,160	3,807,563	4,186,651

Noncontrolling interest in consolidated debt (4)	(55,781)	(55,974)	(56,164)	(56,352)	(56,536)
Pro rata total capitalization	$3,908,345	$3,756,127	$4,288,996	$3,751,211	$4,130,115

Consolidated debt to total capitalization	25.4%	26.4%	24.9%	28.6%	31.3%
Pro rata debt to pro rata total capitalization	24.3%	25.3%	24.0%	27.5%	30.4%
Consolidated debt and preferred equity to total capitalization	30.1%	31.4%	30.2%	31.6%	34.1%
Pro rata debt and preferred equity to total capitalization	29.1%	30.4%	29.3%	30.5%	33.2%

(1)	Fourth quarter 2015 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)	In April 2016, the Company redeemed all 4,600,000 shares of its Series D preferred stock at a price equal to the liquidation value of $115.0 million.
(3)

Third quarter 2015 includes the effects of the Company's $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015, as well as the use of these funds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which balance was $86.2 million on September 30, 2015. Fourth quarter 2015 includes the effects of the Company's $100.0 million draw of the total available funds provided by an unsecured term loan on January 29, 2016, as well as the use of these funds, along with cash on hand, on February 1, 2016 to repay the loan secured by the Boston Park Plaza, which balance was $114.2 million on December 31, 2015.

(4)

Represents the outstanding debt principal balance and excludes the effects of the adoption of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 21

Supplemental Financial Information November 1, 2016

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2016	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	$66,507	$65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	176,000
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	83,734	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	120,076	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	87,361	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	63,173	51,987
Total Fixed Rate Debt				781,851	733,814
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	223,124	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				223,124	213,513

TOTAL CONSOLIDATED DEBT				$1,004,975	$947,327

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.36%
Weighted Average Maturity of Debt				4.0 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at September 30, 2016, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 22

Supplemental Financial Information November 1, 2016

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2016 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information November 1, 2016

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information November 1, 2016

Hotel Information as of September 30, 2016

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.71%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	7.76%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.91%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.88%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.71%	85%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.55%	100%	Fee Simple		2005
7	Wailea Beach Marriott Resort & Spa	Hawaii	Marriott	543	3.97%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.67%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.67%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.51%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.50%	100%	Leasehold	2091	2006
12	Marriott Quincy	Massachusetts	Marriott	464	3.40%	100%	Fee Simple		2007
13	Fairmont Newport Beach	California	Fairmont	444	3.25%	100%	Fee Simple		2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.07%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.01%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.98%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.90%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.85%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.74%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.69%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.64%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.55%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.49%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.11%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.84%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.82%	100%	Fee Simple		2000
27	Marriott Park City	Utah	Marriott	199	1.46%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	187	1.37%	100%	Leasehold	2096	1999

	Total portfolio			13,666	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Financial statements reflect a 100% economic interest in the Renaissance Orlando at SeaWorld®, of which the Company owns 85% of a joint venture that owns the leasehold interest in the hotel. Pursuant to certain partnership loans, the Company recognizes, and expects to continue to recognize, 100% of all economics from the property. In addition, the Company owns 100% of the fee interest in a wholly owned entity held outside the partnership.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information November 1, 2016

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information November 1, 2016

Property-Level Operating Statistics

Q3 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$240.06	$228.37	5.1%	92.9%	87.5%	6.2%	$223.02	$199.82	11.6%
2	Boston Park Plaza	$216.79	$206.79	4.8%	94.0%	93.7%	0.3%	$203.78	$193.76	5.2%
3	Renaissance Washington DC	$195.59	$180.64	8.3%	81.5%	80.2%	1.6%	$159.41	$144.87	10.0%
4	Hyatt Regency San Francisco	$297.66	$299.05	-0.5%	92.3%	94.0%	-1.8%	$274.74	$281.11	-2.3%
5	Renaissance Orlando at SeaWorld ®	$136.96	$121.61	12.6%	81.1%	73.7%	10.0%	$111.07	$89.63	23.9%
6	Renaissance Harborplace	$170.91	$176.58	-3.2%	81.9%	72.3%	13.3%	$139.98	$127.67	9.6%
7	Renaissance Los Angeles Airport	$163.83	$158.51	3.4%	90.9%	88.7%	2.5%	$148.92	$140.60	5.9%
8	JW Marriott New Orleans	$154.22	$154.20	0.0%	80.1%	81.4%	-1.6%	$123.53	$125.52	-1.6%
9	Hilton North Houston	$101.71	$112.33	-9.5%	73.3%	83.5%	-12.2%	$74.55	$93.80	-20.5%
10	Hilton Times Square	$296.98	$319.75	-7.1%	99.6%	99.7%	-0.1%	$295.79	$318.79	-7.2%
11	Marriott Quincy	$167.59	$165.44	1.3%	86.5%	89.5%	-3.4%	$144.97	$148.07	-2.1%
12	Fairmont Newport Beach	$163.77	$165.55	-1.1%	83.3%	82.5%	1.0%	$136.42	$136.58	-0.1%
13	Hyatt Chicago Magnificent Mile	$218.78	$223.65	-2.2%	88.9%	89.0%	-0.1%	$194.50	$199.05	-2.3%
14	Marriott Boston Long Wharf	$359.15	$368.76	-2.6%	93.8%	92.7%	1.2%	$336.88	$341.84	-1.5%
15	Hyatt Regency Newport Beach	$188.70	$188.78	0.0%	91.3%	88.3%	3.4%	$172.28	$166.69	3.4%
16	Marriott Tysons Corner	$138.84	$140.11	-0.9%	83.4%	79.7%	4.6%	$115.79	$111.67	3.7%
17	Marriott Houston	$99.82	$117.45	-15.0%	76.5%	80.5%	-5.0%	$76.36	$94.55	-19.2%
18	Renaissance Long Beach	$184.86	$164.27	12.5%	84.8%	83.0%	2.2%	$156.76	$136.34	15.0%
19	Embassy Suites Chicago	$230.71	$235.07	-1.9%	92.6%	95.3%	-2.8%	$213.64	$224.02	-4.6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$202.90	$210.62	-3.7%	89.3%	92.2%	-3.1%	$181.19	$194.19	-6.7%
21	Renaissance Westchester	$158.87	$144.38	10.0%	80.7%	86.0%	-6.2%	$128.21	$124.17	3.3%
22	Embassy Suites La Jolla	$201.34	$193.22	4.2%	93.0%	91.2%	2.0%	$187.25	$176.22	6.3%
23	Marriott Philadelphia	$174.57	$172.86	1.0%	76.8%	73.8%	4.1%	$134.07	$127.57	5.1%
24	Hilton New Orleans St. Charles	$135.50	$139.30	-2.7%	74.9%	78.6%	-4.7%	$101.49	$109.49	-7.3%
25	Marriott Portland	$217.36	$223.21	-2.6%	90.5%	93.8%	-3.5%	$196.71	$209.37	-6.0%
26	Marriott Park City	$132.17	$134.50	-1.7%	77.6%	64.1%	21.1%	$102.56	$86.21	19.0%
27	Courtyard by Marriott Los Angeles	$189.05	$181.10	4.4%	97.1%	96.8%	0.3%	$183.57	$175.30	4.7%

	Comparable Portfolio (2)	$200.74	$198.66	1.0%	86.9%	85.9%	1.2%	$174.44	$170.65	2.2%

	Add: Non-Comparable Hotel (3)
	Wailea Beach Marriott Resort & Spa (1)	$248.93	$259.70	-4.1%	57.6%	76.8%	-25.0%	$143.38	$199.45	-28.1%

	28 Hotel Portfolio (4)	$202.03	$200.84	0.6%	85.8%	85.5%	0.4%	$173.34	$171.72	0.9%
(1)	Operating statistics for the third quarter of 2016 are impacted by a major renovation at the Wailea Beach Marriott Resort & Spa.
(2)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(3)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information November 1, 2016

Property-Level Operating Statistics

Q3 YTD 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$235.72	$230.50	2.3%	89.3%	88.8%	0.6%	$210.50	$204.68	2.8%
2	Boston Park Plaza (1)	$200.51	$192.51	4.2%	78.1%	81.1%	-3.7%	$156.60	$156.13	0.3%
3	Renaissance Washington DC	$219.87	$213.40	3.0%	82.5%	80.9%	2.0%	$181.39	$172.64	5.1%
4	Hyatt Regency San Francisco	$304.96	$284.89	7.0%	91.1%	90.7%	0.4%	$277.82	$258.40	7.5%
5	Renaissance Orlando at SeaWorld ®	$159.12	$146.35	8.7%	81.6%	77.0%	6.0%	$129.84	$112.69	15.2%
6	Renaissance Harborplace	$172.14	$168.87	1.9%	77.4%	71.1%	8.9%	$133.24	$120.07	11.0%
7	Renaissance Los Angeles Airport	$159.68	$148.20	7.7%	90.4%	89.2%	1.3%	$144.35	$132.19	9.2%
8	JW Marriott New Orleans	$192.03	$193.45	-0.7%	83.3%	85.0%	-2.0%	$159.96	$164.43	-2.7%
9	Hilton North Houston	$106.82	$116.23	-8.1%	79.7%	84.7%	-5.9%	$85.14	$98.45	-13.5%
10	Hilton Times Square	$273.23	$289.92	-5.8%	99.2%	99.6%	-0.4%	$271.04	$288.76	-6.1%
11	Marriott Quincy	$162.40	$161.35	0.7%	80.3%	77.6%	3.5%	$130.41	$125.21	4.2%
12	Fairmont Newport Beach	$161.58	$160.88	0.4%	79.6%	79.7%	-0.1%	$128.62	$128.22	0.3%
13	Hyatt Chicago Magnificent Mile	$202.40	$206.14	-1.8%	79.7%	82.5%	-3.4%	$161.31	$170.07	-5.1%
14	Marriott Boston Long Wharf	$319.00	$326.91	-2.4%	87.1%	87.1%	0.0%	$277.85	$284.74	-2.4%
15	Hyatt Regency Newport Beach	$177.60	$172.14	3.2%	83.9%	86.2%	-2.7%	$149.01	$148.38	0.4%
16	Marriott Tysons Corner	$145.92	$148.41	-1.7%	81.9%	79.8%	2.6%	$119.51	$118.43	0.9%
17	Marriott Houston	$104.99	$122.74	-14.5%	84.6%	82.5%	2.5%	$88.82	$101.26	-12.3%
18	Renaissance Long Beach	$186.11	$166.56	11.7%	80.5%	81.1%	-0.7%	$149.82	$135.08	10.9%
19	Embassy Suites Chicago	$204.92	$215.03	-4.7%	87.7%	90.5%	-3.1%	$179.71	$194.60	-7.7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$183.82	$191.65	-4.1%	79.9%	84.2%	-5.1%	$146.87	$161.37	-9.0%
21	Renaissance Westchester	$153.69	$144.42	6.4%	77.7%	80.7%	-3.7%	$119.42	$116.55	2.5%
22	Embassy Suites La Jolla	$189.85	$183.66	3.4%	86.2%	86.8%	-0.7%	$163.65	$159.42	2.7%
23	Marriott Philadelphia	$169.11	$174.38	-3.0%	73.0%	72.1%	1.2%	$123.45	$125.73	-1.8%
24	Hilton New Orleans St. Charles	$170.93	$173.85	-1.7%	84.1%	83.8%	0.4%	$143.75	$145.69	-1.3%
25	Marriott Portland	$195.52	$199.87	-2.2%	89.1%	87.4%	1.9%	$174.21	$174.69	-0.3%
26	Marriott Park City	$171.26	$173.10	-1.1%	69.8%	64.0%	9.1%	$119.54	$110.78	7.9%
27	Courtyard by Marriott Los Angeles	$181.54	$165.29	9.8%	97.4%	95.6%	1.9%	$176.82	$158.02	11.9%

	Comparable Portfolio (2)	$198.27	$195.61	1.4%	83.7%	83.5%	0.2%	$165.95	$163.33	1.6%

	Add: Non-Comparable Hotel (3)
	Wailea Beach Marriott Resort & Spa (1)	$269.61	$276.84	-2.6%	73.8%	85.8%	-14.0%	$198.97	$237.53	-16.2%

	28 Hotel Portfolio (4)	$200.78	$198.92	0.9%	83.3%	83.6%	-0.4%	$167.25	$166.30	0.6%
(1)

Operating statistics for the first nine months of 2016 are impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa. Operating statistics for the first nine months of 2015 are impacted by a major renovation at the Boston Park Plaza.

(2)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(3)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information November 1, 2016

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information November 1, 2016

Comparable Portfolio Operating Statistics by Brand
Q3 and YTD 2016/2015

		For the Three Months Ended September 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	83.7%	$177.14	$148.27	81.5%	$173.69	$141.56	4.7%
Hilton (2)	7	89.4%	$217.64	$194.57	89.6%	$216.50	$193.98	0.3%
Hyatt	3	91.2%	$250.66	$228.60	91.3%	$253.52	$231.46	-1.2%
Other (3)	2	90.9%	$202.44	$184.02	90.4%	$195.63	$176.85	4.1%

Comparable Portfolio (4)	27	86.9%	$200.74	$174.44	85.9%	$198.66	$170.65	2.2%

28 Hotel Portfolio (5)	28	85.8%	$202.03	$173.34	85.5%	$200.84	$171.72	0.9%

		For the Nine Months Ended September 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	82.3%	$181.44	$149.33	80.4%	$178.34	$143.39	4.1%
Hilton (2)	7	87.5%	$207.84	$181.86	88.8%	$210.27	$186.72	-2.6%
Hyatt	3	86.4%	$249.73	$215.77	87.5%	$238.04	$208.29	3.6%
Other (3)	2	78.5%	$188.85	$148.25	80.7%	$183.24	$147.87	0.3%

Comparable Portfolio (4)	27	83.7%	$198.27	$165.95	83.5%	$195.61	$163.33	1.6%

28 Hotel Portfolio (5)	28	83.3%	$200.78	$167.25	83.6%	$198.92	$166.30	0.6%

(1)	Marriott excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(2)	Hilton excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(3)	Other includes the Fairmont Newport Beach and the Boston Park Plaza. Other excludes the Sheraton Cerritos sold May 10, 2016.
(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information November 1, 2016

Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Fairmont
2.2%
Hyatt
14.5%
Marriott
47.2%
Hilton
29.8%
Independent
6.3%
Renaissance 24.3%
Marriott 17.5%
JW Marriott 4.0%
Courtyard 1.4%
Hotels 15
Rooms 6,520
Hilton 21.2%
Embassy Suites 6.3%
Hilton Garden Inn 2.3%
Hotels 7
Rooms 3,469

Note: Includes 27 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information November 1, 2016

Comparable Portfolio Operating Statistics by Region
Q3 and YTD 2016/2015

		For the Three Months Ended September 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	90.9%	$219.78	$199.78	88.7%	$213.99	$189.81	5.3%
Other West (2)	4	78.2%	$131.02	$102.46	81.6%	$140.53	$114.67	-10.6%
Midwest	3	90.2%	$217.76	$196.42	92.1%	$223.34	$205.70	-4.5%
East (3)	12	85.5%	$197.22	$168.62	83.8%	$194.68	$163.14	3.4%

Comparable Portfolio (4)	27	86.9%	$200.74	$174.44	85.9%	$198.66	$170.65	2.2%

28 Hotel Portfolio (5)	28	85.8%	$202.03	$173.34	85.5%	$200.84	$171.72	0.9%

		For the Nine Months Ended September 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	87.6%	$217.43	$190.47	87.5%	$207.04	$181.16	5.1%
Other West (2)	4	81.4%	$132.93	$108.21	81.4%	$141.89	$115.50	-6.3%
Midwest	3	82.4%	$197.59	$162.81	85.6%	$204.67	$175.20	-7.1%
East (3)	12	81.9%	$198.17	$162.30	81.0%	$196.82	$159.42	1.8%

Comparable Portfolio (4)	27	83.7%	$198.27	$165.95	83.5%	$195.61	$163.33	1.6%

28 Hotel Portfolio (5)	28	83.3%	$200.78	$167.25	83.6%	$198.92	$166.30	0.6%

(1)	California excludes the Sheraton Cerritos sold May 10, 2016.
(2)	Other West excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(3)	East excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information November 1, 2016

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 33

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA
Q3 and YTD 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2016	2015		2016	2015
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$13,868	$13,378	4%	$38,409	$42,772	-10%
2	Boston Park Plaza (3) (4)	9,421	8,571	10%	15,908	16,079	-1%
3	Renaissance Washington DC (3)	5,009	3,585	40%	18,865	17,168	10%
4	Hyatt Regency San Francisco	7,170	8,538	-16%	24,211	21,823	11%
5	Renaissance Orlando at SeaWorld ® (1)	5,370	2,686	100%	20,333	15,377	32%
6	Renaissance Harborplace (4)	3,436	3,716	-8%	9,859	8,569	15%
7	Renaissance Los Angeles Airport	2,505	2,409	4%	7,283	6,250	17%
8	JW Marriott New Orleans	2,300	1,881	22%	10,647	10,311	3%
9	Hilton North Houston (4)	456	1,184	-61%	3,330	4,323	-23%
10	Hilton Times Square	3,120	3,637	-14%	6,809	8,979	-24%
11	Marriott Quincy (4)	2,724	3,328	-18%	7,306	7,478	-2%
12	Fairmont Newport Beach (3) (4)	2,225	2,030	10%	6,259	6,464	-3%
13	Hyatt Chicago Magnificent Mile (3) (4)	3,937	2,474	59%	8,027	5,658	42%
14	Marriott Boston Long Wharf	8,073	7,874	3%	18,081	18,357	-2%
15	Hyatt Regency Newport Beach	3,522	3,524	0%	8,209	8,336	-2%
16	Marriott Tysons Corner	1,747	1,584	10%	5,644	5,345	6%
17	Marriott Houston (4)	639	1,006	-36%	2,909	3,845	-24%
18	Renaissance Long Beach	2,410	1,952	23%	6,962	5,864	19%
19	Embassy Suites Chicago (3) (4)	3,752	3,746	0%	9,333	8,773	6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	2,691	2,547	6%	6,504	6,116	6%
21	Renaissance Westchester	1,022	997	3%	2,621	2,971	-12%
22	Embassy Suites La Jolla (4)	3,155	2,874	10%	7,771	7,663	1%
23	Marriott Philadelphia	1,502	1,415	6%	3,870	4,115	-6%
24	Hilton New Orleans St. Charles	765	978	-22%	4,401	4,550	-3%
25	Marriott Portland	2,629	2,881	-9%	6,615	6,593	0%
26	Marriott Park City	683	411	66%	2,510	2,273	10%
27	Courtyard by Marriott Los Angeles	1,427	1,279	12%	4,019	3,407	18%

	Comparable Portfolio (5)	95,558	90,485	6%	266,695	259,459	3%

	Add: Non-Comparable Hotel (6)
	Wailea Beach Marriott Resort & Spa (3)	656	4,119	-84%	9,843	17,526	-44%

	28 Hotel Portfolio (7)	$96,214	$94,604	2%	$276,538	$276,985	0%

*Footnotes on page 35

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 34

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA
Q3 and YTD 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)	Reconciliations to Net Income (Loss) provided on pages 38, 39, 41 and 42.
(3)

Hotel Adjusted EBITDA for both the third quarter and first nine months of 2016 is impacted by major renovations at the Boston Park Plaza and/or the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA for the third quarter of 2016 is impacted by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million. Hotel Adjusted EBITDA for the first nine months of 2016 is impacted by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

(4)

Hotel Adjusted EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA for the nine months ended September 30, 2015 is impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(5)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(7)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 35

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Margins
Q3 and YTD 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2016	2015	Change in	2016	2015	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (2)	36.1%	37.6%	(150) bps	34.7%	38.6%	(390) bps
2	Boston Park Plaza (2) (3)	36.9%	36.1%	80 bps	26.1%	28.5%	(240) bps
3	Renaissance Washington DC (2)	26.5%	21.0%	550 bps	29.9%	28.3%	160 bps
4	Hyatt Regency San Francisco	26.3%	30.3%	(400) bps	28.7%	27.6%	110 bps
5	Renaissance Orlando at SeaWorld ® (1)	30.7%	19.2%	1,150 bps	33.9%	30.0%	390 bps
6	Renaissance Harborplace (3)	28.1%	32.3%	(420) bps	27.9%	26.8%	110 bps
7	Renaissance Los Angeles Airport	29.7%	29.2%	50 bps	28.7%	26.5%	220 bps
8	JW Marriott New Orleans	30.2%	24.3%	590 bps	37.3%	35.0%	230 bps
9	Hilton North Houston (3)	10.0%	20.1%	(1,010) bps	20.1%	23.4%	(330) bps
10	Hilton Times Square	23.1%	25.0%	(190) bps	18.4%	22.5%	(410) bps
11	Marriott Quincy (3)	31.8%	36.3%	(450) bps	30.4%	31.6%	(120) bps
12	Fairmont Newport Beach (2) (3)	26.6%	24.1%	250 bps	25.1%	26.0%	(90) bps
13	Hyatt Chicago Magnificent Mile (2) (3)	39.6%	23.6%	1,600 bps	31.8%	21.1%	1,070 bps
14	Marriott Boston Long Wharf	46.5%	45.8%	70 bps	40.9%	41.4%	(50) bps
15	Hyatt Regency Newport Beach	30.6%	31.7%	(110) bps	27.0%	27.7%	(70) bps
16	Marriott Tysons Corner	31.7%	30.2%	150 bps	33.2%	31.9%	130 bps
17	Marriott Houston (3)	18.1%	23.9%	(580) bps	24.2%	28.3%	(410) bps
18	Renaissance Long Beach	33.3%	29.5%	380 bps	32.4%	29.9%	250 bps
19	Embassy Suites Chicago (2) (3)	45.4%	43.2%	220 bps	44.0%	38.7%	530 bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	40.8%	36.3%	450 bps	40.3%	35.0%	530 bps
21	Renaissance Westchester	17.7%	17.2%	50 bps	15.8%	17.7%	(190) bps
22	Embassy Suites La Jolla (3)	46.3%	45.4%	90 bps	43.3%	44.2%	(90) bps
23	Marriott Philadelphia	31.6%	31.2%	40 bps	28.4%	29.4%	(100) bps
24	Hilton New Orleans St. Charles	28.5%	33.4%	(490) bps	39.6%	40.1%	(50) bps
25	Marriott Portland	51.5%	52.6%	(110) bps	48.1%	47.5%	60 bps
26	Marriott Park City	24.1%	17.9%	620 bps	28.3%	27.4%	90 bps
27	Courtyard by Marriott Los Angeles	38.7%	36.3%	240 bps	37.8%	35.6%	220 bps

	Comparable Portfolio (4)	32.7%	31.7%	100 bps	31.3%	31.1%	20 bps

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (2)	6.0%	28.5%	(2,250) bps	22.6%	35.2%	(1,260) bps

	28 Hotel Portfolio (6)	31.7%	31.5%	15 bps	30.9%	31.4%	(50) bps
	Comparable Portfolio, excluding prior year property tax adjustments, net (7)	32.6%	31.4%	120 bps	30.8%	31.0%	(20) bps
	28 Hotel Portfolio, excluding prior year property tax adjustments, net (8)	31.6%	31.3%	30 bps	30.4%	31.3%	(90) bps

*Footnotes on page 37

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 36

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Margins
Q3 and YTD 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Hotel Adjusted EBITDA Margins for both the third quarter and first nine months of 2016 are impacted by major renovations at the Boston Park Plaza and/or the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA Margins for the third quarter of 2016 are impacted by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million. Hotel Adjusted EBITDA Margins for the first nine months of 2016 are impacted by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

(3)

Hotel Adjusted EBITDA Margins for the third quarter of 2015 are impacted by a total of $0.8 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA Margins for the nine months ended September 30, 2015 are impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)	28 Hotel Portfolio includes all 28 hotels held for investment as of September 30, 2016.
(7)

Comparable Portfolio, excluding prior year property tax adjustments, net represents the 27 hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

(8)	28 Hotel Portfolio, excluding prior year property tax adjustments, net represents the 28 Hotel Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 37

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation Q3 2016

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,428	$8,230	$450	$3,490	$1,698	$13,868	36.1%
2	Boston Park Plaza	25,524	4,810	—	4,611	—	9,421	36.9%
3	Renaissance Washington DC (3)	18,926	710	(10)	2,496	1,813	5,009	26.5%
4	Hyatt Regency San Francisco	27,299	3,582	—	3,588	—	7,170	26.3%
5	Renaissance Orlando at SeaWorld ® (1)	17,520	3,147	—	2,223	—	5,370	30.7%
6	Renaissance Harborplace	12,219	1,885	—	1,551	—	3,436	28.1%
7	Renaissance Los Angeles Airport	8,435	1,783	—	722	—	2,505	29.7%
8	JW Marriott New Orleans	7,613	(206)	1	1,563	942	2,300	30.2%
9	Hilton North Houston	4,545	(368)	—	824	—	456	10.0%
10	Hilton Times Square	13,507	(670)	76	2,487	1,227	3,120	23.1%
11	Marriott Quincy	8,566	1,598	—	1,126	—	2,724	31.8%
12	Fairmont Newport Beach	8,373	1,147	—	1,078	—	2,225	26.6%
13	Hyatt Chicago Magnificent Mile (3)	9,941	2,510	—	1,427	—	3,937	39.6%
14	Marriott Boston Long Wharf	17,358	3,453	45	2,062	2,513	8,073	46.5%
15	Hyatt Regency Newport Beach	11,518	2,646	—	876	—	3,522	30.6%
16	Marriott Tysons Corner	5,506	973	—	774	—	1,747	31.7%
17	Marriott Houston	3,529	67	—	572	—	639	18.1%
18	Renaissance Long Beach	7,234	1,623	—	787	—	2,410	33.3%
19	Embassy Suites Chicago	8,269	1,896	—	899	957	3,752	45.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,602	1,930	—	761	—	2,691	40.8%
21	Renaissance Westchester	5,779	164	—	858	—	1,022	17.7%
22	Embassy Suites La Jolla	6,812	1,577	—	901	677	3,155	46.3%
23	Marriott Philadelphia	4,756	887	—	615	—	1,502	31.6%
24	Hilton New Orleans St. Charles	2,686	164	—	601	—	765	28.5%
25	Marriott Portland	5,109	2,232	—	397	—	2,629	51.5%
26	Marriott Park City	2,837	185	—	498	—	683	24.1%
27	Courtyard by Marriott Los Angeles	3,689	1,142	—	285	—	1,427	38.7%

	Comparable Portfolio (4)	$292,580	$47,097	$562	$38,072	$9,827	$95,558	32.7%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	10,934	(1,552)	(17)	2,225	—	656	6.0%

	Actual Portfolio (6)	$303,514	$45,545	$545	$40,297	$9,827	$96,214	31.7%

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 38

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation Q3 2015

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$35,552	$7,928	$450	$3,456	$1,544	$13,378	37.6%
2	Boston Park Plaza	23,733	3,508	—	3,755	1,308	8,571	36.1%
3	Renaissance Washington DC	17,111	(1,072)	366	2,442	1,849	3,585	21.0%
4	Hyatt Regency San Francisco	28,157	5,348	—	3,190	—	8,538	30.3%
5	Renaissance Orlando at SeaWorld ® (1)	13,988	(542)	—	2,174	1,054	2,686	19.2%
6	Renaissance Harborplace (3)	11,498	909	—	1,652	1,155	3,716	32.3%
7	Renaissance Los Angeles Airport	8,241	1,718	—	691	—	2,409	29.2%
8	JW Marriott New Orleans	7,730	(499)	1	1,421	958	1,881	24.3%
9	Hilton North Houston	5,892	(142)	—	870	456	1,184	20.1%
10	Hilton Times Square	14,522	(208)	81	2,528	1,236	3,637	25.0%
11	Marriott Quincy (3)	9,168	2,209	—	1,119	—	3,328	36.3%
12	Fairmont Newport Beach	8,415	944	—	1,086	—	2,030	24.1%
13	Hyatt Chicago Magnificent Mile (3)	10,481	1,058	—	1,416	—	2,474	23.6%
14	Marriott Boston Long Wharf	17,185	3,278	—	2,082	2,514	7,874	45.8%
15	Hyatt Regency Newport Beach	11,128	2,650	—	874	—	3,524	31.7%
16	Marriott Tysons Corner	5,242	792	—	792	—	1,584	30.2%
17	Marriott Houston	4,216	408	—	598	—	1,006	23.9%
18	Renaissance Long Beach	6,613	1,205	—	747	—	1,952	29.5%
19	Embassy Suites Chicago	8,664	1,843	—	921	982	3,746	43.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	7,026	1,809	—	738	—	2,547	36.3%
21	Renaissance Westchester	5,780	172	—	825	—	997	17.2%
22	Embassy Suites La Jolla	6,327	1,327	—	858	689	2,874	45.4%
23	Marriott Philadelphia	4,536	918	20	477	—	1,415	31.2%
24	Hilton New Orleans St. Charles	2,927	305	88	585	—	978	33.4%
25	Marriott Portland	5,480	2,468	—	413	—	2,881	52.6%
26	Marriott Park City	2,293	(19)	—	430	—	411	17.9%
27	Courtyard by Marriott Los Angeles	3,520	986	—	293	—	1,279	36.3%

	Comparable Portfolio (4)	285,425	39,301	1,006	36,433	13,745	90,485	31.7%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	14,467	1,650	—	2,469	—	4,119	28.5%

	Add: Sold Hotels (8)
	Doubletree Guest Suites Times Square (1)	19,097	2,279	991	1,618	1,712	6,600	34.6%
	Sheraton Cerritos	3,530	564	—	401	—	965	27.3%

	Actual Portfolio (6)	$322,519	$43,794	$1,997	$40,921	$15,457	$102,169	31.7%

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 39

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation
Q3 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the third quarter of 2016 include: a total of $18,000 in property-level restructuring and severance costs at the Marriott Boston Long Wharf, the Renaissance Washington DC and the Wailea Beach Marriott Resort & Spa; a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the third quarter of 2016 is impacted by a major renovation at the Wailea Beach Marriott Resort & Spa, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million. Hotel Adjusted EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Actual Portfolio for the third quarter of 2016 includes all 28 hotels held for investment by the Company as of September 30, 2016. Actual Portfolio for the third quarter of 2015 includes all 30 hotels held for investment by the Company as of September 30, 2015.

(7)

Other Adjustments for the three months ended September 30, 2015 include: a total of $0.5 million in  property-level restructuring, severance and management transition costs at the Hilton New Orleans St. Charles, the Marriott Philadelphia and the Renaissance Washington DC; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)	Sold Hotels for the third quarter of 2015 include the results generated by the Sheraton Cerritos, sold May 10, 2016, and the Doubletree Guest Suites Times Square, sold December 18, 2015.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 40

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2016

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$110,846	$21,625	$1,350	$10,428	$5,006	$38,409	34.7%
2	Boston Park Plaza (3)	61,058	2,917	—	12,554	437	15,908	26.1%
3	Renaissance Washington DC (3)	63,175	5,915	(10)	7,493	5,467	18,865	29.9%
4	Hyatt Regency San Francisco	84,260	12,852	914	10,445	—	24,211	28.7%
5	Renaissance Orlando at SeaWorld ® (1)	59,980	11,976	—	6,647	1,710	20,333	33.9%
6	Renaissance Harborplace	35,327	5,117	—	4,742	—	9,859	27.9%
7	Renaissance Los Angeles Airport	25,400	5,151	—	2,132	—	7,283	28.7%
8	JW Marriott New Orleans	28,551	3,195	(2)	4,635	2,819	10,647	37.3%
9	Hilton North Houston	16,592	801	—	2,529	—	3,330	20.1%
10	Hilton Times Square	36,935	(5,092)	782	7,491	3,628	6,809	18.4%
11	Marriott Quincy	24,045	3,931	—	3,375	—	7,306	30.4%
12	Fairmont Newport Beach (3)	24,923	3,069	—	3,190	—	6,259	25.1%
13	Hyatt Chicago Magnificent Mile (3)	25,262	3,735	—	4,292	—	8,027	31.8%
14	Marriott Boston Long Wharf	44,220	4,337	45	6,213	7,486	18,081	40.9%
15	Hyatt Regency Newport Beach	30,443	5,477	—	2,732	—	8,209	27.0%
16	Marriott Tysons Corner	16,988	3,301	—	2,343	—	5,644	33.2%
17	Marriott Houston	12,033	1,110	—	1,799	—	2,909	24.2%
18	Renaissance Long Beach	21,469	4,640	—	2,322	—	6,962	32.4%
19	Embassy Suites Chicago (3)	21,212	3,756	—	2,707	2,870	9,333	44.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	16,129	4,240	—	2,264	—	6,504	40.3%
21	Renaissance Westchester	16,598	57	—	2,564	—	2,621	15.8%
22	Embassy Suites La Jolla	17,943	3,038	—	2,707	2,026	7,771	43.3%
23	Marriott Philadelphia	13,631	2,129	—	1,741	—	3,870	28.4%
24	Hilton New Orleans St. Charles	11,122	2,543	—	1,858	—	4,401	39.6%
25	Marriott Portland	13,761	5,432	—	1,183	—	6,615	48.1%
26	Marriott Park City	8,881	1,036	—	1,474	—	2,510	28.3%
27	Courtyard by Marriott Los Angeles	10,624	3,149	—	870	—	4,019	37.8%

	Comparable Portfolio (4)	$851,408	$119,437	$3,079	$112,730	$31,449	$266,695	31.3%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	43,492	1,285	1,101	7,457	—	9,843	22.6%

	Add: Sold Hotel (6)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%

	Actual Portfolio (7)	$899,746	$121,598	$4,180	$120,715	$31,449	$277,942	30.9%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 41

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2015

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$110,753	$26,564	$1,350	$10,262	$4,596	$42,772	38.6%
2	Boston Park Plaza (3)	56,462	633	983	10,565	3,898	16,079	28.5%
3	Renaissance Washington DC	60,698	3,906	366	7,323	5,573	17,168	28.3%
4	Hyatt Regency San Francisco	79,010	12,472	—	9,351	—	21,823	27.6%
5	Renaissance Orlando at SeaWorld ® (1)	51,290	5,573	—	6,651	3,153	15,377	30.0%
6	Renaissance Harborplace (3)	32,014	40	—	5,067	3,462	8,569	26.8%
7	Renaissance Los Angeles Airport	23,628	4,198	—	2,052	—	6,250	26.5%
8	JW Marriott New Orleans	29,431	3,321	(3)	4,134	2,859	10,311	35.0%
9	Hilton North Houston (3)	18,462	291	—	2,671	1,361	4,323	23.4%
10	Hilton Times Square	39,937	(2,529)	251	7,582	3,675	8,979	22.5%
11	Marriott Quincy (3)	23,695	4,130	—	3,348	—	7,478	31.6%
12	Fairmont Newport Beach (3)	24,902	3,147	—	3,317	—	6,464	26.0%
13	Hyatt Chicago Magnificent Mile (3)	26,812	1,326	—	4,332	—	5,658	21.1%
14	Marriott Boston Long Wharf	44,371	4,633	—	6,265	7,459	18,357	41.4%
15	Hyatt Regency Newport Beach	30,132	5,741	—	2,595	—	8,336	27.7%
16	Marriott Tysons Corner	16,767	2,222	—	2,392	731	5,345	31.9%
17	Marriott Houston (3)	13,608	1,705	—	1,765	375	3,845	28.3%
18	Renaissance Long Beach	19,580	3,571	—	2,293	—	5,864	29.9%
19	Embassy Suites Chicago (3)	22,694	3,085	—	2,756	2,932	8,773	38.7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	17,460	3,907	—	2,209	—	6,116	35.0%
21	Renaissance Westchester	16,791	482	—	2,489	—	2,971	17.7%
22	Embassy Suites La Jolla (3)	17,350	3,012	—	2,598	2,053	7,663	44.2%
23	Marriott Philadelphia	14,018	2,209	20	1,440	446	4,115	29.4%
24	Hilton New Orleans St. Charles	11,358	3,086	88	1,376	—	4,550	40.1%
25	Marriott Portland	13,887	5,364	—	1,229	—	6,593	47.5%
26	Marriott Park City	8,281	706	—	1,321	246	2,273	27.4%
27	Courtyard by Marriott Los Angeles	9,559	2,501	—	906	—	3,407	35.6%

	Comparable Portfolio (4)	832,950	105,296	3,055	108,289	42,819	259,459	31.1%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	49,848	10,126	—	7,400	—	17,526	35.2%

	Add: Sold Hotels (6)
	Doubletree Guest Suites Times Square (1)	48,918	1,059	2,977	4,789	5,097	13,922	28.5%
	Sheraton Cerritos	10,314	1,761	—	1,229	—	2,990	29.0%

	Actual Portfolio (7)	$942,030	$118,242	$6,032	$121,707	$47,916	$293,897	31.2%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 42

Supplemental Financial Information November 1, 2016

Property-Level Adjusted EBITDA Reconciliation
Q3 YTD 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the nine months ended September 30, 2016 include a total of $1.6 million in property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; Marriott Boston Long Wharf $45,000; Renaissance Washington DC $(10,000); and Wailea Beach Marriott Resort & Spa $0.1 million. In addition, Other Adjustments for the nine months ended September 30, 2016 include: $1.0 million in lease termination costs at the Wailea Beach Marriott Resort & Spa; a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $1.4 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the first nine months of 2016 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, and by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million. Hotel Adjusted EBITDA for the first nine months of 2015 is impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of September 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Sold Hotel for both the nine months ended September 30, 2016 and 2015 includes the results generated by the Sheraton Cerritos, which was sold May 10, 2016. Sold Hotels for the nine months ended September 30, 2015 also includes the results generated by the Doubletree Guest Suites Times Square, which was sold December 18, 2015.

(7)

Actual Portfolio for the first nine months of 2016 includes all 28 hotels held for investment as of September 30, 2016, as well as results from the Sheraton Cerritos before its sale May 10, 2016. Actual Portfolio for the first nine months of 2015 includes all 30 hotels held for investment by the Company as of September 30, 2015.

(8)

Other Adjustments for the first nine months of 2015 include: a total of $1.2 million in  property-level restructuring, severance and management transition costs at Boston Park Plaza, the Hilton New Orleans St. Charles, the Marriott Philadelphia and the Renaissance Washington DC; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.5 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 43